                                                                    EXHIBIT 99.1

                                                                       Exhibit-2

                      OFFICE OF THE U.S. TRUSTEE - REGION 3

                         MONTHLY REPORTING REQUIREMENTS

All Chapter 11 debtors must serve the U.S. Trustee with the documents and reports identified below no later than the 15th of the month following the end of the month covered by the report.


 Debtor Name:      Edison Brothers Stores, Inc. et al.

 Case Number:      99-529 (MFW) through 99-536 (MFW)

                For the month of June 2000 (Fiscal Month Ending July 5, 2000)
                                          --------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

                                                           Document               Previously                 Explanation
              Required Documents                           Attached                Submitted                   Attached

------------------------------------------------------------------------------------------------------------------------------------
1.       Income Statement.                                   ( X )                    (   )                       (   )

2.       Balance Sheet.                                      ( X )                    (   )                       (   )

3.       Statement of Cash Receipts                          ( X )                    (   )                       ( X )
         and Disbursements.

4.       Statement of Aged Receivables.                      (   )                    (   )                       ( X )

5.       Statement of Aged Payables.                         ( X )                    (   )                       ( X )

6.       Statement of Operations, Taxes,                     (   )                    (   )                       ( X )
         Insurance and Personnel.

7.       Tax Receipts.                                       (   )                    (   )                       ( X )

8.       Other documents/reports as                          ( X )                    (   )                       (   )
         required by the U.S. Trustee:
         Summary of Cash Disbursements by Category
        ---------------------------------------------
         Taxes Payable Rollfoward
        ---------------------------------------------

The undersigned individual certifies under penalty of perjury (28 U.S.C. Section
1746) that to the best of the individual's knowledge, the documents appended are true and correct.

 By:    /s/ Alan M. Jacobs               Dated:  August 15            , 2000
        -----------------------------          ------------------------
         Alan M. Jacobs
         Chapter 11 Trustee
        ----------------------------------------
         Title of Debtor Representative

                      EDISON BROTHERS STORES, INC., et al.
                   CASE NO. 99-529 (MFW) THROUGH 99-536 (MFW)

                     EXPLANATION TO MONTHLY OPERATING REPORT


The Debtors and the United States Trustee have agreed to the following modifications to the Debtors' Monthly Operating Report:


STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS:

The Debtor utilizes numerous bank accounts for its store deposits and uses a centralized cash management account for the majority of its disbursements. To provide the detail of each of these accounts and all of the disbursements would cause an undue burden on the Debtor and generate a voluminous amount of paper to be distributed on a monthly basis. In lieu of submitting the Statement of Cash Receipts and Disbursements, the Debtor is submitting a rollforward of its major bank accounts that would include the amounts received through all of its bank accounts. In lieu of providing the detail of all disbursements for a month, the Debtor is submitting a Summary of Cash Disbursements by Category.

STATEMENT OF AGED RECEIVABLES

This Statement will not be submitted, as the Debtor does not generate a significant amount of receivables through its operations. The Debtor's sales occur primarily through cash and credit card transactions and as such this statement is not applicable to its business and would not provide relevant information to the users of the Monthly Report.

STATEMENT OF AGED PAYABLES

This statement requires the Debtor to provide detail on all accounts payable over 30 days past due. This requirement would cause an undue burden on the Debtor. The Debtor is unable to generate a detailed report for items only over 30 days past due and to generate a report for all of its accounts payable would result in a voluminous amount of paper to be generated and distributed on a monthly basis. In lieu of providing this level of detail for this Statement, the Debtor is submitting a summary of its monthly accounts payable aging.

STATEMENT OF OPERATIONS, TAXES, INSURANCE AND PERSONNEL AND STATEMENT OF TAX RECEIPTS

These two reporting requirements are combined into a rollforward of tax accounts.

OTHER

The Debtor maintains its books and records on a fiscal month basis and is reporting on that basis rather than on a calendar month basis.

Through the Debtor's ordinary course of business, it prepares its financial reporting on a consolidated basis which includes debtor and non-debtor affiliates. As the Debtor's case is being jointly administered with its subsidiaries (as identified below), it is filing one consolidated Monthly Report for the jointly administered cases:

Edison Brothers Apparel Stores, Inc. (Case No. 99-530 (MFW))
Edison Paymaster, Inc.  (Case No. 99-531 (MFW))
Edbro Missouri Realty Co. Inc. (Case No. 99-532 (MFW))

                      EDISON BROTHERS STORES, INC., et al.
                   CASE NO. 99-529 (MFW) THROUGH 99-536 (MFW)

                     EXPLANATION TO MONTHLY OPERATING REPORT



Edison Indiana LLC  (Case No. 99-533 MFW))
Edison Puerto Rico Stores, Inc.  (Case No. 99-534 MFW))
Tofac of Puerto Rico, Inc.  (Case No. 99-535 MFW))
Edison Brothers Stores International  (Case No. 99-536 (MFW))

EDISON BROTHERS STORES, INC.
DEBTOR-IN-POSSESSION
CONDENSED CONSOLIDATED BALANCE SHEETS - Unaudited
(Dollars in millions)


ASSETS                                                                                July 05, 2000             January 29, 2000
----------------------------------------------------------------                  -------------------         -------------------
CURRENT ASSETS
      Cash and cash equivalents                                                               $ 42.1                      $ 44.7
      Other current assets                                                                       0.1                         3.5
                                                                                  -------------------         -------------------
----------------------------------------------------------------
                       TOTAL CURRENT ASSETS                                                     42.2                        48.2
Assets Held for Sale                                                                             7.0                         9.8
Prepaid Pension Expense                                                                         16.7                        16.8
Other Assets                                                                                     0.5                         0.2
----------------------------------------------------------------                  -------------------         -------------------
                            TOTAL ASSETS                                                      $ 66.4                      $ 75.0
================================================================                  ===================         ===================
LIABILITIES AND COMMON STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
      Accounts payable                                                                         $ 0.1                       $ 2.2
      Payroll and vacations                                                                      1.2                         1.3
      Other taxes                                                                                0.6                         0.6
      Other current liabilities                                                                  7.1                         8.9
----------------------------------------------------------------                  -------------------         -------------------
                       TOTAL CURRENT LIABILITIES                                                 9.0                        13.0

Liabilities Subject to Compromise                                                              159.6                       161.2
Postretirement and Other Employee Benefits                                                      13.1                        37.3
Other Liabilities                                                                                0.4                         0.5
COMMON STOCKHOLDERS' EQUITY
      Common stock                                                                               0.1                         0.1
      Capital in excess of par value                                                           130.5                       130.5
      Common stock warrants                                                                      7.0                         7.0
      Accumulated deficit                                                                     (251.7)                     (273.0)
      Foreign currency translation adjustment                                                   (1.6)                       (1.6)
----------------------------------------------------------------                  -------------------         -------------------
             TOTAL COMMON STOCKHOLDERS' EQUITY                                                (115.7)                     (137.0)
----------------------------------------------------------------                  -------------------         -------------------
                  TOTAL LIABILITIES AND EQUITY                                                $ 66.4                      $ 75.0
================================================================                  ===================         ===================

THESE STATEMENTS REFLECT BOTH DEBTOR AND NON-DEBTOR ENTITIES. INCLUSION OF THE NON-DEBTOR ENTITIES DOES NOT MATERIALLY AFFECT THESE FINANCIAL STATEMENTS.

        EDISON BROTHERS STORES, INC.
        DEBTOR-IN-POSSESSION
        CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS - UNAUDITED (Dollars in millions)

                                                                        5.1 Weeks Ended         22.1 Weeks Ended
                                                                          July 5, 2000            July 5, 2000
        ------------------------------------------------------------  --------------------    --------------------

        NET SALES                                                     $                  -    $                  -
        ------------------------------------------------------------  --------------------    --------------------

        Occupancy expenses                                                            0.1                     0.3
        Administrative expenses                                                       0.2                     2.6
        Interest income, net of expense                                              (0.2)                   (1.0)
        Post employment settlement gain                                                 -                   (22.1)
        Gain on disposition of assets                                                                        (0.4)
        Other                                                                        (0.0)                   (0.7)
        ------------------------------------------------------------  --------------------    --------------------
        TOTAL EXPENSES                                                                0.1                   (21.3)
        ------------------------------------------------------------  --------------------    --------------------
        INCOME (LOSS) BEFORE INCOME TAXES                                            (0.1)                   21.3
        Income tax provision                                                            -                       -
        ------------------------------------------------------------  --------------------    --------------------
        NET INCOME                                                    $              (0.1)    $              21.3
        ------------------------------------------------------------  --------------------    --------------------

     THESE STATEMENTS REFLECT BOTH DEBTOR AND NON-DEBTOR ENTITIES. INCLUSION OF THE NON-DEBTOR ENTITIES DOES NOT MATERIALLY AFFECT THESE FINANCIAL STATEMENTS.

     EDISON BROTHERS STORES, INC.
     DEBTOR-IN-POSSESSION
     CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS - UNAUDITED
     (Dollars in millions)


                                                                                    5.1 Weeks Ended       22.1 Weeks Ended
                                                                                     July 05, 2000         July 05, 2000
     ---------------------------------------------------------------------------    ----------------     -----------------
     CASH FLOWS FROM OPERATING ACTIVITIES:
          Net income                                                                $         (0.1)      $         21.3
               Adjustments to reconcile net loss to net cash
                    provided by (used in) operating activities:
                        Gain on disposal of property and equipment                             0.0                  0.8
                        Post employment settlement gain                                        0.0                (22.1)
                        Working capital changes, net of effects
                             noncash portion                                                  (0.6)                (0.5)
                        Decrease in Liabilities Subject to Compromise                          0.0                 (1.6)
                        Other                                                                 (0.7)                (3.3)
               Activity in connection with the Chapter 11 proceedings,
                    noncash portion                                                            0.0                  0.0
      --------------------------------------------------------------------------   ----------------     ----------------
          Total Operating Activities                                                          (1.4)                (5.4)
      --------------------------------------------------------------------------   ----------------     ----------------
      CASH FLOWS FROM INVESTING ACTIVITIES:
          Proceeds from disposal of asset held for sale                                        0.0                  2.8
      --------------------------------------------------------------------------   ----------------     ----------------
          Total Investing Activities                                                           0.0                  2.8
      --------------------------------------------------------------------------   ----------------     ----------------
      CASH PROVIDED (USED)                                                                    (1.4)                (2.6)
      Beginning cash and cash equivalents                                                     43.5                 44.7
      --------------------------------------------------------------------------   ----------------     ----------------
      ENDING CASH AND CASH EQUIVALENTS                                             $          42.1      $          42.1
      --------------------------------------------------------------------------   ----------------     ----------------

     THESE STATEMENTS REFLECT BOTH DEBTOR AND NON-DEBTOR ENTITIES. INCLUSION OF THE NON-DEBTOR ENTITIES DOES NOT MATERIALLY AFFECT THESE FINANCIAL STATEMENTS.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

CASE # 99-529(MFW)
CASH ACTIVITY ANALYSIS (CASH BASIS ONLY)
STATEMENT FOR THE PERIOD:
       FROM:       05/29/00
       THROUGH:    07/05/00


BANK TRANSACTIONS...
---------------------------------------------------------------------------------------------------------------------------------
                                   FIRST UNION    MERCANTILE                    FEDERATED       BANK OF
                                  NATIONAL BANK  NATIONAL BANK   MERRILL LYNCH  INVESTORS      NOVA SCOTIA          TOTAL
                                                 OF ST.LOUIS
                                     (a)            (b)             (c)           (d)              (e)
---------------------------------------------------------------------------------------------------------------------------------
Beginning bank ledger balance           $478.52    $2,894.10      $0.00         $31,894,530.11        $0.00        $31,897,902.73
---------------------------------------------------------------------------------------------------------------------------------
Receipts for period (1)            1,744,347.91     9,452.56       0.00          (1,171,634.07)        0.00           $582,166.40
---------------------------------------------------------------------------------------------------------------------------------
Cash Clearings for period         (1,730,558.94)     (262.65)      0.00                   0.00         0.00        ($1,730,821.59)
---------------------------------------------------------------------------------------------------------------------------------
Ending bank ledger balance           $14,267.49   $12,084.01      $0.00         $30,722,896.04        $0.00        $30,749,247.54
---------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------
                                      CONGRESS
                                     FINANCIAL            NET POSITION
                                    REVOLVING CREDIT
                                       LINE (f)
------------------------------------------------------------------------
Beginning bank ledger balance        $10,629,598.19       $42,527,500.92
------------------------------------------------------------------------
Receipts for period (1)                   92,665.33          $674,831.73
------------------------------------------------------------------------
Cash Clearings for period                (24,390.02)      ($1,755,211.61)
------------------------------------------------------------------------
Ending bank ledger balance           $10,697,873.50       $41,447,121.04
-------------------------------------------------------------------------

(1) Includes transfers between accounts which net to zero.



                         BALANCES PER GENERAL LEDGER...
                         ----------------------------------------------------------------------------------------------------------
                         Non-store depository accounts                                                        $ 42,149,020.96
                         ----------------------------------------------------------------------------------------------------------
                         Store depository accounts, cash in transit, and petty cash in stores                            0.00
                         ----------------------------------------------------------------------------------------------------------
                         Credit card receivables                                                                   (13,284.93)
                         ----------------------------------------------------------------------------------------------------------
                         Total                                                                                $ 42,135,736.03
                         ----------------------------------------------------------------------------------------------------------


                                                                         --------------------------------------------------------
---------------------------------------------------------                  (d)  Prime Value Obligations Fund #853
(a)  201 South College Street, Charlotte, NC 28288                              PO Box 8602, Boston, MA 02266-8602
       Account Number 2014201943442                                             Account Numbers 4486001, 4500673, and 4375733
---------------------------------------------------------                  -----------------------------------------------------

---------------------------------------------------------                  -----------------------------------------------------
(b)  8th and Locust Street, St. Louis, MO 63166                            (e) 44 King Street West, Toronto, Ontario M5H 1H1
       Account Number 1001014677                                               Account Number 80002  2237-19
---------------------------------------------------------                  -----------------------------------------------------

---------------------------------------------------------                  -----------------------------------------------------
(c)  800 Market Street, 24th Floor, St. Louis, MO 63166                    (f)  1133 Avenue of the Americas, New York, NY 10036
       Account Number 70M-07J96                                                 Loan Numbers 4639, 4659, 4661 and 4683
---------------------------------------------------------                  -----------------------------------------------------

                       EDISON BROTHERS STORES, INC. et al.
                         CASE NO. 99-529 THROUGH 99-536
                          SUMMARY OF CASH DISBURSMENTS
                        FOR THE MONTH ENDING JULY 5, 2000


                                     <<<<<<<<<<<<<<<<<<<<<<<< First Union >>>>>>>>>>>>>>>>>>>>>>>>>>>
                                     Accounts Payable Payments via:
                                     ------------------------------       Payroll tax    All Other Wires     Disbursements
                                      Checks            ACHs                  Wires      and ACH Payments    From Mercantile
                                      ------           ------                 ------     ------------------  ----------------
Rent                                32,433.47
Freight                                274.82
Merchandise
Utilities & Services                30,549.77
Bankurptcy Related                     (13.00)
Payroll                                              64,183.87
Payroll Taxes                                        35,301.84
General Taxes                       60,160.00
Customs Brokers
Other                              511,431.64                                               704,407.77        262.65

Total Disbursments                 634,836.70        99,485.71                0.00          704,407.77        262.65



Reconciliation back to
Statement of Cash
Receipts & Disbursments:
Delete Total from above           (634,836.70)
Add back in Payroll Clearings            0.00
Add back all other check clearing  926,665.46


Total Disbursments                 926,665.46        99,485.71                0.00           704,407.77          262.65
                                                                 Total First Union =       1,730,558.94
Total Disbursments Per
Summary                                                                                    1,730,558.94          262.65
Difference                                                                                         0.00            0.00




                               Nova Scotia     Congress          Total
                               -----------     --------          -----

Rent                                                            32,433.47
Freight                                                            274.82
Merchandise                                                          0.00
Utilities & Services                                            30,549.77
Bankurptcy Related                                                 (13.00)
Payroll                                                         64,183.87
Payroll Taxes                                                   35,301.84
General Taxes                                                   60,160.00
Customs Brokers                                                      0.00
Other                                          24,390.02     1,240,492.08

Total Disbursments                  0.00       24,390.02     1,463,382.85



Reconciliation back to
Statement of Cash
Receipts & Disbursments:
Delete Total from above                                       (634,836.70)
Add back in Payroll Clearings                                        0.00
Add back all other check clearing                              926,665.46


Total Disbursments                 0.00       24,390.02      1,755,211.61

Total Disbursments Per             0.00       24,390.02      1,755,211.61
Summary
Difference                         0.00            0.00              0.00


                                                                       Exhibit-7


                      OFFICE OF THE U.S. TRUSTEE - REGION 3

                           STATEMENT OF AGED PAYABLES

                              For the Month Ending: July 5, 2000
                                                   -----------------------


 DEBTOR NAME:                     Edison Brothers Stores, Inc. et al.

 CASE NUMBER:                     99-529 (MFW) through 99-536 (MFW)
------------------------------------------------------------------------------------------------------------------------------------
 ACCOUNT                                         TOTAL       CURRENT         PAST DUE            PAST DUE          PAST DUE
 NAME                        DESCRIPTION         DUE         (0-30 DAYS)     (31-60)             (61-90)           (91 & OVER)
------------------------------------------------------------------------------------------------------------------------------------
 A/P Domestic Merchandise    Mdse. Inventory     $  -         $  -
 A/P Foreign Merchandise     Mdse. Inventory        -            -
 A/P Expense                 Misc Expenses          0.4          0.4





 TOTALS                                          $  0.4          0.4            -                  -                     -

     Note: Please include only post-petition debts and explain why accounts over 30 days past due have not been paid.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


 ACCOUNTS PAYABLE RECONCILIATION:

 1.    Opening Balance (total from prior report)                                                                         $      -
                                                                                                                        ------------
 2.    New Accounts this Month                                                                                                  0.4
                                                                                                                        ------------
 3.    Balance (add lines 1 and 2)                                                                                              0.4
                                                                                                                        ------------
 4.    Amount Collected on Prior Accounts                                                                                       -
                                                                                                                        ------------
 5.    Closing Balance (subtract line 4 from line 3)                                                                     $      0.4
                                                                                                                        ------------

                                                                 Date:  08/07/00
Debtor Name: Edison Brothers Stores, Inc.
Case No.: 99-073 (MFW)

====================================================================================================================================
                                     5/27/00                                                                          7/5/00
                                      Ending                      Accrued/                 Payments/                  Ending
                                     Balance                      Withheld                  Deposits                 Balance
                               =====================================================================================================

PAYROLL TAXES WITHHELD:

Federal/FICA                         (129,719)                      29,854                    29,854                 (129,719)
State                                     205                        4,518                     4,496                      227
Local/Occup W/H                         2,112                        1,428                       952                    2,588


UNEMPLOYMENT TAX:

Federal                                   392                                                                             392
State                                      28                                                                              28

SDI                                         0                                                                               0

SALES & LOCAL USE TAXES: *            590,929                                                                         590,929

PROPERTY TAXES:                             0                                                                               0

REAL ESTATE TAXES: **                       0                                                                               0


* Includes pre-petition amounts. Pursuant to bankruptcy court order dated March 9, 1999, the Debtor has been authorized to remit these amounts.

**Corporate properties only.